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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     September 23, 1999
                                                  ----------------------

                               UNIT CORPORATION
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            (Exact name of registrant as specified in its charter)


     Delaware                       1-9260                      73-1283193
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 (State or other               (Commission File                (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)


1000 Kensington Tower, 7130 So. Lewis, Tulsa, Oklahoma       74136
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 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (918) 493-7700
                                                   -----------------------------


                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         On July 23, 1999, Unit Corporation (the "Company") filed a Registration Statement on Form S-3, File No. 333-83551 (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $100,000,000 in securities of the Company. On August 3, 1999, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus").

         On September 24, 1999, the Company filed with the Commission a supplement to the Prospectus, dated September 23, 1999 (the "Prospectus Supplement"), relating to the issuance and sale in an underwritten public offering of up to 8,050,000 shares of the Company's common stock (including shares subject to the underwriters' over-allotment option), par value $.20 per share. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)    Exhibits.

                The following exhibits are filed with this report on Form 8-K.

                Exhibit No.                  Description
                ----------                   -----------
                    1.1 Underwriting Agreement, dated September 23, 1999, by and among the Company and Prudential Securities Incorporated, CIBC World Markets Corp. and Raymond James & Associates, Inc., as representatives of the underwriters, with respect to the issuance and sale by the Company of up to 8,050,000 shares of the Company's common stock.

                    5.1 Opinion of Conner & Winters, A Professional Corporation regarding the validity of the common stock.

                    15 Letter of PricewaterhouseCoopers LLP regarding unaudited interim financial information.

                    23.1 Consent of Conner & Winters, A Professional Corporation (included in Exhibit 5.1).

                    23.2        Consent of PricewaterhouseCoopers LLP.

                    23.3        Consent of Ryder Scott Company, L.P.


                                      -2-
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                    99.1         Asset Purchase Agreement dated August 12, 1999,
                                 by and between Unit Corporation, Parker
                                 Drilling Company North America, Inc. and Parker Drilling Company.


                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNIT CORPORATION



Date:  September 27, 1999       By: /s/  Mark E. Schell
                                   ---------------------------------------
                                   Mark E. Schell
                                   General Counsel and Secretary



                                      -3-
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                                 Exhibit Index


        Exhibit No.                Description
        ----------                 -----------
           1.1 Underwriting Agreement, dated September 23, 1999, by and among the Company and Prudential Securities Incorporated, CIBC World Markets Corp. and Raymond James & Associates, Inc., as representatives of the underwriters, with respect to the issuance and sale by the Company of up to 8,050,000 shares of the Company's common stock.

           5.1 Opinion of Conner & Winters, A Professional Corporation regarding the validity of the common stock.

           15 Letter of PricewaterhouseCoopers LLP regarding unaudited interim financial information.

           23.1 Consent of Conner & Winters, A Professional Corporation (included in Exhibit 5.1).

           23.2         Consent of PricewaterhouseCoopers LLP.

           23.3         Consent of Ryder Scott Company, L.P.

           99.1 Asset Purchase Agreement dated August 12, 1999, by and between Unit Corporation, Parker Drilling Company North America, Inc. and Parker Drilling Company.